UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2015

Iconix Brand Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-10593	11-2481093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 Broadway, 3rd floor, New York, NY	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 730-0030

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On September 9, 2015, the Company entered into an employment agreement with Peter Cuneo in connection with the Company’s employment of Mr. Cuneo as Interim Chief Executive Officer which became effective August 6, 2015. The material terms of the employment agreement, including the term of employment, salary, bonus and equity awards are as provided for in the binding term sheet entered into by the Company and Mr. Cuneo on August 7, 2015 and described in the Company’s Report on Form 8-K dated August 11, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ICONIX BRAND GROUP, INC.
(Registrant)

By:	/s/ Jason Schaefer
Jason Schaefer
Executive Vice President & General Counsel

Date: September 15, 2015